UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

ENTROPIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29807	68-0510827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Idenitifcaiton Number)

45926 Oasis Street, Indio, California 92201

(Address of principal executive offices, with zip code)

(760) 775-8333

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Not applicable.

(b) On September 22, 2004, Dennis K. Metzler resigned from the Board of Directors of Entropin, Inc. (the “Company”) and as member of the Company’s Nominating and Corporate Goverance Committee. Mr. Metzler’s resignation was not related to any disagreement between Mr. Metzler and the Company on any matter relating to the Company’s operations, policies or practices.

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTROPIN, INC.

Date: September 28, 2004	By:	/s/ Thomas G. Tachovsky
Thomas G. Tachovsky
President and Chief Executive Officer